                                                                      EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Registrant's previously filed Registration Statements, File Numbers 2-81717, 2-86961, 2-92193, 33-25635, 33-43005, 33-44858, 33-58622, 33-58624, 33-59717, 33-55057, 333-05449,
333-05451, 333-05427, 333-40153, 333-41553, 333-44803, and 333-44823.



/s/ Arthur Andersen LLP
-----------------------
Atlanta, Georgia
August 28, 1998


                                     A-49